UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 1, 2010
WESCO FINANCIAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)
301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901
(Address of Principal Executives Offices)
(Zip Code)
626/585-6700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On September 1, 2010, Wesco Financial Corporation issued a press release announcing that its Board of Directors has received a formal written proposal from Berkshire Hathaway Inc. to acquire the remaining 19.9% of the shares of Wesco’s common stock that it does not presently own, and that the Board of Directors has formed a special committee to evaluate the proposal. A copy of Wesco’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release issued by Wesco Financial Corporation on September 1, 2010
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION
Date: September 2, 2010	By:	/s/ Jeffrey L. Jacobson
Jeffrey L. Jacobson Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by Wesco Financial Corporation on September 1, 2010

2